UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2011

FMC CORPORATION

(Exact name of registrant specified in its charter)

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street, Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code: (215) 299-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure in Item 8.01 related to the Second Supplemental Indenture (as defined below) and Exhibit 4.2 are incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 8.01 with respect to the Supplemental Indenture and the Notes is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 8.01. Other Events.

On November 17, 2011, FMC Corporation (the “Company”) issued and sold $300 million aggregate principal amount of its 3.950% Senior Notes due 2022 (the “Notes”), pursuant to that certain Underwriting Agreement, dated as of November 17, 2011 (the “Underwriting Agreement”), by and among the Company and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named on Schedule I to the Underwriting Agreement. The Notes were issued under an Indenture, dated as of November 15, 2009 (the “Indenture”), and the Second Supplemental Indenture, dated as of November 17, 2011 (the “Supplemental Indenture”), both by and between the Company and U.S. Bank National Association, as trustee, and are evidenced by a global note.

The Notes are unsecured, unsubordinated general obligations of the Company. The Notes were sold pursuant to the Company’s Registration Statement on Form S–3 (Registration No. 333–165066) filed with, and declared effective by, the Securities and Exchange Commission on February 25, 2010 (the “Registration Statement”).

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1; a copy of the Indenture is incorporated by reference as Exhibit 4.1; a copy of the Second Supplemental Indenture (which copy includes the form of the Note) is attached hereto as Exhibit 4.2; and a copy of the opinion of Morgan, Lewis & Bockius LLP relating to the validity of the Notes is attached hereto as Exhibit 5.1. Exhibits 1.1, 4.1, 4.2 and 5.1 are incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 1.1	Underwriting Agreement, dated as of November 17, 2011, by and among the Company and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named on Schedule I thereto

Exhibit 4.1	Indenture, dated as of November 15, 2009, by and between the Company and U.S. Bank National Association, as trustee (Filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on November 30, 2009 and incorporated herein by reference)

Exhibit 4.2	Second Supplemental Indenture, dated as of November 17, 2011, by and between the Company and U.S. Bank National Association, as trustee (including the form of the Note)

Exhibit 5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Notes

Exhibit 23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC Corporation

Date: November 22, 2011	By:	/s/ THOMAS C. DEAS, JR.
	Name:	Thomas C. Deas, Jr.
	Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 17, 2011, by and among the Company and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named on Schedule I thereto

4.1	Indenture, dated as of November 15, 2009, by and between the Company and U.S. Bank National Association, as trustee (Filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on November 30, 2009 and incorporated herein by reference)

4.2	Second Supplemental Indenture, dated as of November 17, 2011, by and between the Company and U.S. Bank National Association, as trustee (including the form of the Note)

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Notes

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1)